EXHIBIT 2.1

Indenture relating to Company's $10 billion U.S. registered debt issued on December 5, 2000 incorporated by reference to the Registration Statement of British Telecommunications plc on Form F-3 (File No. 333 – 13482) dated July 27, 2000 in which it was filed as Exhibit 4.1.